FIRST AMENDMENT
                             TO AGREEMENT OF SALE

     The First Amendment (the "Amendment") is entered into as of June 26, 1996 between ROBERT HEIDENBERG ("Purchaser") and AMERICAN WAY PARTNERS, an Illinois limited partnership ("Seller").

                                   RECITALS

     Purchaser and Seller entered into a certain Agreement of Sale dated as of June 6, 1996 (the "Agreement") with respect to certain property commonly know as American Way Mall located in Fairfield, New Jersey (the "Property").

     Purchaser has completed its review of the Documents and inspection of the Property during the Approval Period.

     Purchaser and Seller have agreed to modify the Agreement in certain respects as set forth herein, and in consideration hereof, Purchaser has agreed not to deliver a Notice of Disapproval.

     NOW THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby amend the Agreement, effective as of the date hereof as follows:

  1. Incorporation. The above recitals are incorporated into the agreement as though fully set forth herein.

  2. Definitions. All capitalized terms not otherwise defined herein or modified hereby shall have the same meanings as ascribed to them in the Agreement.

  3. Approval Period. Purchaser acknowledges that the Approval Period has expired and that Purchaser has accepted the condition of the Property and completed its review of the Documents to its satisfaction.

  4. Closing Date. Paragraph 9 of the Agreement is amended by substituting "September 25, 1996" for "July 22, 1996" and all references to as the Closing Date shall hereafter mean September 25, 1996.

  5. Target Transfer. Paragraph 25 of the Agreement is amended by substituting the date "October 25, 1996" in each place that "August 22, 1996" appears.

  6. Escrow Agreement. Purchaser and Seller agree to enter into an amendment to the Escrow Agreement to reflect the extension of the Closing Date, in substantially the form of Exhibit X attached hereto.

  7. Continuation. Except as expressly set forth herein, the Agreement remains in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


PURCHASER:                              SELLER:

                                        AMERICAN WAY PARTNERS, an
                                        Illinois limited partnership

/s/ Robert Heidenberg
- ------------------------                By:  /s/ Alan G. Lieberman
    Robert Heidenberg                        ------------------------------
                                        Its:     Senior Vice President
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